UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2008

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided under Item 2.03 is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 8, 2008, Philip Morris USA Inc. (“PM USA”), a wholly-owned subsidiary of Altria Group, Inc. (“Altria”), issued guarantees relating to $250,824,000 of Altria’s outstanding debt securities and up to an aggregate amount of $7,500,000,000 of borrowings under Altria’s existing revolving credit facilities and commercial paper programs (the “Guarantees”). Collectively, these Guarantees pertain to substantially all of Altria’s current debt instruments. Pursuant to the Guarantees, PM USA unconditionally guarantees, as primary obligor, the payment and performance of Altria’s obligations under the current debt instruments (the “Obligations”), as described below.

The guarantees will provide that PM USA will unconditionally guarantee the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the Obligations.

The liability of PM USA under the Guarantees shall be absolute and unconditional irrespective of:

•    any lack of validity, enforceability or genuineness of any provision of any agreement or instrument relating thereto;

•    any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any agreement or instrument relating thereto;

•    any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Obligations; or

•    any other circumstance that might otherwise constitute a defense available to, or a discharge of, Altria or PM USA.

The obligations of PM USA under the Guarantees will be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of PM USA that are relevant under Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to the Guarantees, result in PM USA’s obligations under the Guarantees not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

Termination

PM USA will be unconditionally released and discharged from its obligations under each of the Guarantees upon the earliest to occur of:

•    the date, if any, on which PM USA consolidates with or merges into Altria or any successor;

•    the date, if any, on which Altria or any successor consolidates with or merges into PM USA;

•    payment in full of the Obligations pertaining to such Guarantee; or

•    the rating of Altria’s long-term senior unsecured debt by Standard & Poor’s of A or higher.

Credit Facilities

The following Altria credit facilities are guaranteed by PM USA as set forth in the Guarantees dated as of September 8, 2008:

•

5-Year Revolving Credit Agreement, dated as of April 15, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Altria, the lenders named therein and JPMorgan Chase Bank, N.A. and Citibank, N.A., as administrative agents, originally filed with the Securities and Exchange Commission on April 20, 2005 as Exhibit 10.1 to Altria’s Current Report on Form 8-K. The Credit Agreement currently provides a $3,500,000,000 revolving line of credit at prevailing interest rates as described in the Credit Agreement. The Credit Agreement terminates on April 15, 2010. There are currently no outstanding borrowings under the Credit Agreement.

•

364-Day Bridge Loan Agreement, dated as of January 28, 2008 (as amended, supplemented or otherwise modified from time to time, the “Bridge Loan Agreement”) among Altria, the lenders named therein and Goldman Sachs Credit Partners L.P. and Lehman Commercial Paper Inc., as administrative agents, originally filed with the Securities and Exchange Commission on February 1, 2008 as Exhibit 10.1 to Altria’s Current Report on Form 8-K. The Bridge Loan Agreement currently provides for a $4,000,000,000 revolving line of credit at prevailing interest rates as described in the Bridge Loan Agreement. The Bridge Loan Agreement terminates on January 26, 2009. There are currently no outstanding borrowings under the Bridge Loan Agreement.

The Guarantees with respect to the credit facilities are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Debt Issuances

The following series of Altria debt securities are guaranteed by PM USA as set forth in the Guarantee dated as of September 8, 2008. The debt securities were issued pursuant to an indenture dated as of December 2, 1996 between Altria and The Bank of New York (as successor in interest to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank). The aggregate principal amount listed for each series is the current amount outstanding.

•    $149,380,000 5.625% Notes due 2008;

•    $59,251,000 7.000% Notes due 2013; and

•    $42,193,000 7.750% Debentures due 2027.

Copies of the Guarantees with respect to the referenced debt securities are attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Commercial Paper

The following Altria commercial paper programs are also guaranteed by PM USA as set forth below:

•

Altria Section 3(a)(3) Commercial Paper Program with Altria, as Issuer, and Lehman Brothers Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston LLC, and Wachovia Capital Markets LLC, as Dealers.

•

Altria Euro-Commercial Paper Programme with Altria, as Issuer, and Lehman Brothers International (Europe), as Arranger, and Citibank International plc, Deutsche Bank AG London, Goldman Sachs International, Lehman Brothers International (Europe) and UBS Limited, as Dealers.

There is no commercial paper currently outstanding.

Item 8.01.	Other Events.

In connection with the issuance of the Guarantees, Altria is required to provide condensed consolidating financial information under Rule 3-10 of the Securities and Exchange Commission Regulation S-X.

This Current Report on Form 8-K is filed to provide subsequent event footnotes to the financial statements of Altria for the year ended December 31, 2007 as filed on Form 8-K on June 5, 2008 (the “June Form 8-K”). These subsequent event footnotes (footnotes 22 and 23) include the condensed consolidating financial information for the required annual and interim periods as described in such footnotes. Altria’s June Form 8-K was filed in order to revise certain information disclosed in Altria’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “Form 10-K”) as described in Item 8.01 of the June Form 8-K.

The revisions to the June Form 8-K reported in this Current Report on Form 8-K are limited to the specific items identified above. The information provided herein should be read in conjunction with Altria’s Quarterly Report on Form 10-Q for the period ended June 30, 2008, its Current Reports on Form 8-K filed with the Securities Exchange Commission, including the June Form 8-K, as well as those portions of the Form 10-K not subject to the revisions noted in our June Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Guarantee dated as of September 8, 2008, made by Philip Morris USA Inc., in favor of the lenders parties to the 5-Year Revolving Credit Agreement, dated as of April 15, 2005, among Altria Group, Inc., the lenders named therein, and JPMorgan Chase Bank, N.A. and Citibank, N.A., as Administrative Agents.

10.2	Guarantee dated as of September 8, 2008, made by Philip Morris USA Inc., in favor of the lenders parties to the Bridge Loan Agreement dated as of January 28, 2008, among Altria Group, Inc., the lenders named therein, and Goldman Sachs Credit Partners L.P. and Lehman Commercial Paper Inc., as Administrative Agents.

10.3	Guarantee dated as of September 8, 2008, made by Philip Morris USA Inc., in favor of The Bank of New York (as successor in interest to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank), as trustee for the holders of the 5.625% Notes due 2008, 7.000% Notes due 2013, and 7.750% Debentures due 2027 under the Indenture dated as of December 2, 1996.

23.1	Consent of the Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements as of December 31, 2007 and 2006, and for Each of the Three Years in the Period Ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ LINDA M. WARREN
Name:	Linda M. Warren
Title:	Vice President and Controller

DATE: September 8, 2008

INDEX TO EXHIBITS

10.1	Guarantee dated as of September 8, 2008, made by Philip Morris USA Inc., in favor of the lenders parties to the 5-Year Revolving Credit Agreement, dated as of April 15, 2005, among Altria Group, Inc., the lenders named therein, and JPMorgan Chase Bank, N.A. and Citibank, N.A., as Administrative Agents.

10.2	Guarantee dated as of September 8, 2008, made by Philip Morris USA Inc., in favor of the lenders parties to the Bridge Loan Agreement dated as of January 28, 2008, among Altria Group, Inc., the lenders named therein, and Goldman Sachs Credit Partners L.P. and Lehman Commercial Paper Inc., as Administrative Agents.

10.3	Guarantee dated as of September 8, 2008, made by Philip Morris USA Inc., in favor of The Bank of New York (as successor in interest to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank), as trustee for the holders of the 5.625% Notes due 2008, 7.000% Notes due 2013, and 7.750% Debentures due 2027 under the Indenture dated as of December 2, 1996.

23.1	Consent of the Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements as of December 31, 2007 and 2006, and for Each of the Three Years in the Period Ended December 31, 2007.